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[LOGO] JANUS

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     JANUS MERCURY FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............              1

          Statement of Assets and Liabilities .........              5

          Statement of Operations .....................              6

          Statement of Changes in Net Assets ..........              7

          Financial Highlights ........................              8

          Notes to Schedule of Investments ............              9

          Notes to Financial Statements ...............             10

          Explanation of Charts and Tables ............             14

          Report of Independent Accountants ...........             16

          Long-Term Capital Gain Designation ..........             17

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

Janus Mercury Fund

[PHOTO]
Warren Lammert
portfolio manager

In the recently completed fiscal year, economic and market conditions both before and after the September 11 attacks worked against Janus Mercury Fund, which lost 46.21%. This compared with a 24.83% decline in our benchmark, the S&P 500 Index, for the same period ended October 31, 2001.(1)

Clearly, these results are not satisfactory to me. While prior to September 11 it was becoming increasingly clear that the U.S. economy was weakening, the severity of the decline was underestimated. There was an assumption that stock prices had aligned with the slowdown in the economy, yet the deceleration continued through the summer. In retrospect, what was particularly frustrating was that by late summer we were beginning to see signs of stabilization in the economy, particularly in the technology sector, as excess inventories were steadily brought down to more historical levels.

The events of September 11 changed everything, at least for the near term. First, there was significantly more uncertainty surrounding an already uncertain market. Second, the contraction of both the industrial and consumer economies was exacerbated, bringing spending to a near halt, and spurring a rash of layoffs. While Washington responded in a reasonably forceful manner, with continued aggressive easing of interest rates and a proposed economic stimulus package, weakness over the next six months will most likely be deeper than otherwise expected. However, in our view, recent events have not undermined the potential for a recovery in 2002, and we expect that the financial markets will almost certainly anticipate a turnaround.

Still, in my 17 years in the investment industry, I have never seen consumer and investor psychology this negative. If there is a silver lining, it would have to be that the pessimism appears to be well-reflected in depressed stock prices. In fact, I believe that the market may well have overcompensated. The result is a risk/reward landscape that is as attractive as it has been in years.

Turning to the Fund, we spent the better portion of the fiscal year attempting to achieve greater balance with respect to industry exposure, combining the growth stocks we typically favor with those that are more economically sensitive, such as healthcare and financial services. In doing so, we either trimmed or liquidated a number of our technology holdings, wireless equipment maker Nokia and supply-chain management software company i2 Technologies being notable examples. We remain in close contact with these companies, watching each for signs of renewed strength.

During the year, we increased our healthcare exposure, which benefited from the relative stability of their revenue streams and cash flows during times of economic turmoil. In particular, we focused on three sub-sectors of the healthcare arena, investing in large-cap pharmaceutical giants such as Pfizer, healthcare service companies such as hospital operator Tenet Healthcare, and smaller-cap medical device providers such as Waters Corp.

In financial services, we either purchased or added to Citigroup, Berkshire Hathaway, AFLAC and Fannie Mae. Citigroup, with its diverse and global revenue base, has responded effectively to the weaker economy through aggressive cross-selling and cost-cutting measures. Reinsurance leader Berkshire Hathaway stands to benefit from anticipated double-digit premium increases next year. Although insurance underwriter AFLAC suffered a misstep in its recent quarterly results, the company is poised to recoup market share in Japan, while building a stronger brand in the U.S. Mortgage underwriter Fannie Mae has benefited from the lower interest rate environment, which has sparked a wave of refinancing.

In closing, although there continues to be significant uncertainty surrounding the duration and severity of the economic downturn, we believe the Fund is well positioned going forward. On one hand, it is sufficiently defensive given the tremendous influence macroeconomic and political events have exerted recently. On the other, we have maintained reasonable exposure to areas that stand to benefit from a rebounding market, such as technology, telecommunications, energy and media. Regardless of what the future may bring, we remain committed to adding value by identifying what we believe are the dominant franchises, particularly those that should emerge as winners as the economy stabilizes.

Thank you for your investment in Janus Mercury Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Mercury Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               92.8%               85.8%
  Foreign                                              16.0%               21.7%
    European                                            6.9%               15.4%
Top 10 Equities                                        39.3%               36.3%
Number of Stocks                                          60                  71
Cash and Cash Equivalents                               7.2%               14.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Cable Television                                       10.2%                3.9%
Medical - Drugs                                         7.9%                0.7%
Telecommunication Equipment                             6.6%               12.2%
Multimedia                                              5.4%                4.1%
Semiconductor Components/
  Integrated Circuits                                   4.3%                4.9%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj                                               6.6%                9.9%
Comcast Corp. - Special Class A                         4.5%                1.9%
Pfizer, Inc.                                            4.5%                  --
Citigroup, Inc.                                         4.3%                  --
AOL Time Warner, Inc.                                   4.3%                4.1%
Liberty Media Corp.                                     3.7%                3.2%
Analog Devices, Inc.                                    3.3%                3.9%
Cablevision Systems Corp.                               2.9%                1.2%
Raytheon Co.                                            2.7%                  --
Berkshire Hathaway, Inc. - Class B                      2.5%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($37,644) as compared to the S&P 500 Index ($28,188).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 5/3/93*
(46.21)%      12.44%         16.89%

Janus Mercury Fund - $37,644

S&P 500 Index - $28,188

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 92.8%
Aerospace and Defense - 2.7%
     6,626,790  Raytheon Co. .................................  $    213,713,978

Applications Software - 0.3%
       411,000  Infosys Technologies, Ltd. ...................        24,958,883

Automotive - Cars and Light Trucks - 0.3%
       492,390  General Motors Corp. .........................        20,345,555

Beverages - Non-Alcoholic - 0.5%
       873,285  Coca-Cola Co. ................................  $     41,812,886

Brewery - 1.2%
     2,260,795  Anheuser-Busch Companies, Inc. ...............        94,184,720

Broadcast Services and Programming - 3.7%
    25,198,113  Liberty Media Corp. - Class A* ...............       294,565,941

See Notes to Schedule of Investments.

2  Janus Mercury Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 10.2%
     2,386,742  Cablevision Systems Corp.* ...................  $     50,956,942
     5,190,555  Cablevision Systems Corp. - Class A* .........       177,776,509
     6,813,315  Charter Communications, Inc. - Class A* ......        96,340,274
     9,860,075  Comcast Corp. - Special Class A* .............       353,385,088
     3,345,715  Cox Communications, Inc. - Class A* ..........       128,140,884

                                                                     806,599,697

Cellular Telecommunications - 3.7%
     3,197,385  America Movil S.A. de C.V. - Series L (ADR) ..        47,960,775
    10,490,435  AT&T Wireless Services, Inc.* ................       151,481,881
         7,043  NTT DoCoMo, Inc.** ...........................        95,513,909

                                                                     294,956,565

Computers - Integrated Systems - 0.9%
     2,762,385  Brocade Communications Systems, Inc.* ........        67,816,552

Diversified Financial Services - 4.3%
     7,514,403  Citigroup, Inc. ..............................       342,055,625

Diversified Operations - 0.9%
     1,390,355  Tyco International, Ltd. .....................        68,322,045

E-Commerce/Products - 0.7%
     7,812,495  Amazon.com, Inc.* ............................        54,531,215

E-Commerce/Services - 0.5%
     1,298,660  TMP Worldwide, Inc.* .........................        38,765,001

Electric - Integrated - 1.4%
     1,831,045  Dominion Resources, Inc. .....................       111,913,470

Electronic Components - 3.7%
     4,845,060  Celestica, Inc. - New York Shares* ...........       166,282,459
     6,186,835  Flextronics International, Ltd.* .............       123,118,016

                                                                     289,400,475

Entertainment Software - 1.8%
     2,832,610  Electronic Arts, Inc.* .......................       145,766,111

Finance - Investment Bankers/Brokers - 0.9%
       940,195  Goldman Sachs Group, Inc. ....................        73,485,641

Finance - Mortgage Loan Banker - 1.6%
     1,551,375  Fannie Mae ...................................       125,599,320

Health Care Cost Containment - 1.5%
     3,289,905  McKesson Corp. ...............................       121,693,586

Home Decorating Products - 0.8%
     2,271,425  Newell Rubbermaid, Inc. ......................        62,782,187

Identification Systems and Devices - 0.9%
     5,780,895  Symbol Technologies, Inc. ....................        74,284,501

Instruments - Scientific - 2.8%
     3,338,215  PerkinElmer, Inc. ............................        89,831,366
     3,587,060  Waters Corp.* ................................       127,304,759

                                                                     217,136,125

Internet Brokers - 1.0%
    12,518,220  E*TRADE Group, Inc.* .........................        81,743,977

Life and Health Insurance - 1.5%
     3,322,825  AFLAC, Inc. ..................................        81,276,299
       467,425  CIGNA Corp. ..................................        34,075,282

                                                                     115,351,581

Medical - Drugs - 7.9%
     2,245,335  American Home Products Corp. .................  $    125,357,053
     1,434,955  Bristol-Myers Squibb Co. .....................        76,698,345
       891,180  Eli Lilly and Co. ............................        68,175,270
     8,426,365  Pfizer, Inc. .................................       353,064,694

                                                                     623,295,362

Medical - HMO - 0.7%
       863,375  UnitedHealth Group, Inc. .....................        56,766,906

Medical - Hospitals - 4.3%
     4,488,530  HCA, Inc. ....................................       178,015,100
     2,837,810  Tenet Healthcare Corp.* ......................       163,230,831

                                                                     341,245,931

Medical - Wholesale Drug Distributors - 1.0%
     1,218,690  Cardinal Health, Inc. ........................        81,786,286

Medical Labs and Testing Services - 1.7%
     1,577,620  Laboratory Corporation of America Holdings* ..       135,990,844

Money Center Banks - 1.6%
     3,583,100  J.P. Morgan Chase & Co. ......................       126,698,416

Multi-Line Insurance - 0.9%
     2,253,310  Allstate Corp. ...............................        70,708,868

Multimedia - 5.4%
    10,956,174  AOL Time Warner, Inc.* .......................       341,942,191
     2,268,548  Viacom, Inc. - Class B* ......................        82,824,687

                                                                     424,766,878

Oil - Field Services - 0.6%
     1,245,010  Baker Hughes, Inc. ...........................        44,608,708

Oil Companies - Exploration and Production - 1.2%
     1,632,065  Anadarko Petroleum Corp. .....................        93,109,308

Oil Companies - Integrated - 1.4%
     5,506,830  Petroleo Brasileiro S.A. (ADR) ...............       110,136,600

Oil Field Machinery and Equipment - 0.6%
       955,775  Smith International, Inc.* ...................        45,208,158

Pipelines - 1.9%
     1,989,550  El Paso Corp. ................................        97,607,323
     3,919,060  Enron Corp. ..................................        54,474,934

                                                                     152,082,257

Property and Casualty Insurance - 1.0%
     2,297,740  ACE, Ltd. ....................................        80,995,335

Reinsurance - 2.5%
        83,460  Berkshire Hathaway, Inc. - Class B* ..........       196,464,840

Retail - Jewelry - 0%
        66,030  Tiffany & Co. ................................         1,544,442

Semiconductor Components/Integrated Circuits - 4.3%
     6,976,495  Analog Devices, Inc.* ........................       265,106,810
     1,705,410  Maxim Integrated Products, Inc.* .............        78,022,507

                                                                     343,129,317

Semiconductor Equipment - 0.3%
     1,715,503  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        24,668,933

Super-Regional Banks - 1.1%
     1,544,720  Fifth Third Bancorp ..........................        87,153,102

See Notes to Schedule of Investments.

                                         Janus Mercury Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Telecommunication Equipment - 6.6%
    25,398,900  Nokia Oyj (ADR)** ............................  $    520,931,439
--------------------------------------------------------------------------------
Total Common Stock (cost $8,533,717,718) .....................     7,343,077,567
--------------------------------------------------------------------------------
Repurchase Agreements - 0.8%
$   59,600,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $59,604,354
                  collateralized by $66,870,632
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $60,792,080
                  (cost $59,600,000) .........................        59,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.3%
                United Parcel Service, Inc.
    25,000,000    2.37%, 11/1/01
                  (amortized cost $25,000,000) ...............        25,000,000
--------------------------------------------------------------------------------
Time Deposit - 3.8%
                State Street Bank and Trust Co.
   300,000,000    2.625%, 11/1/01 (cost $300,000,000) ........       300,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae
    50,000,000    2.29%, 11/26/01 ............................        49,920,486
                Federal Home Loan Bank System:
    50,000,000    2.38%, 11/30/01 ............................        49,909,375
    50,000,000    2.38%, 12/5/01 .............................        49,888,083
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $149,717,944) ...........       149,717,944
--------------------------------------------------------------------------------
Total Investments (cost$9,068,035,662) - 99.6% ...............     7,877,395,511
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of liabilities - 0.4%         33,086,022
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  7,910,481,533
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.9%        $    149,317,380
Brazil                                              1.4%             110,136,600
Canada                                              2.1%             166,282,459
Finland                                             6.6%             520,931,439
India                                               0.3%              24,958,883
Japan                                               1.2%              95,513,909
Mexico                                              0.6%              47,960,775
Netherlands                                         0.3%              24,668,933
Singapore                                           1.6%             123,118,016
United States++                                    84.0%           6,614,507,117
--------------------------------------------------------------------------------
Total                                             100.0%        $  7,877,395,511

++Includes Short-Term Securities (77.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/9/01                     58,800,000    $   52,920,000    $   (1,226,945)
Euro 11/16/01                    91,100,000        81,971,780        (1,084,090)
Euro 2/7/02                      19,200,000        17,222,400             91,680
Euro 4/26/02                     31,800,000        28,461,000          (310,686)
Euro 5/10/02                    131,700,000       117,742,434            879,756
Hong Kong Dollar 2/7/02         150,000,000        19,232,988                247
Japanese Yen 11/9/01            501,000,000         4,093,796             85,348
Japanese Yen 4/26/02          4,976,000,000        41,059,561           (80,713)
Japanese Yen 5/10/02          1,439,000,000        11,881,859             40,262
--------------------------------------------------------------------------------
Total                                          $  374,585,818    $   (1,605,141)

See Notes to Schedule of Investments.

4  Janus Mercury Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  9,068,035

Investments at value                                                $  7,877,396
  Cash                                                                     1,806
  Receivables:
    Investments sold                                                      75,378
    Fund shares sold                                                       5,423
    Dividends                                                              1,822
    Interest                                                                  26
  Other assets                                                                17
--------------------------------------------------------------------------------
Total Assets                                                           7,961,868
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 33,871
    Fund shares repurchased                                                8,910
    Advisory fees                                                          4,522
    Transfer agent fees and expenses                                       1,451
  Accrued expenses                                                         1,027
  Forward currency contracts                                               1,605
--------------------------------------------------------------------------------
Total Liabilities                                                         51,386
--------------------------------------------------------------------------------
Net Assets                                                          $  7,910,482
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          413,224

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      19.14
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Mercury Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     62,036
  Dividends                                                               57,622
  Foreign tax withheld                                                   (2,527)
--------------------------------------------------------------------------------
Total Investment Income                                                  117,131
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           73,061
  Transfer agent fees and expenses                                        23,325
  Registration fees                                                           79
  Postage and mailing expenses                                             1,111
  Custodian fees                                                             832
  Printing expenses                                                        1,538
  Audit fees                                                                  30
  Trustees' fees and expenses                                                 40
  Other expenses                                                             103
--------------------------------------------------------------------------------
Total Expenses                                                           100,119
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (975)
--------------------------------------------------------------------------------
Net Expenses                                                              99,144
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              17,987
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (4,162,923)
  Net realized gain/(loss) from foreign
    currency transactions                                               (27,632)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (3,177,828)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (7,368,383)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(7,350,396)
--------------------------------------------------------------------------------

Notes to Financial Statements.

6  Janus Mercury Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                    2001             2000
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $     17,987     $     12,611
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (4,190,555)        1,983,065
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (3,177,828)        (369,928)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (7,350,396)        1,625,748
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (10,751)               --
  Net realized gain from investment transactions*                               --        (897,043)
  Distributions (in excess of net realized gain from investments)*     (1,759,634)               --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,770,385)        (897,043)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            2,624,338       11,373,532
  Reinvested dividends and distributions                                 1,639,530          874,956
  Shares repurchased                                                   (3,580,540)      (5,689,141)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    683,328        6,559,347
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (8,437,453)        7,288,052
Net Assets:
  Beginning of period                                                 $ 16,347,935        9,059,883
---------------------------------------------------------------------------------------------------
  End of period                                                       $  7,910,482     $ 16,347,935
---------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $ 13,390,082     $ 12,706,754
  Accumulated net investment income/(loss)*                                 17,973           10,751
  Accumulated net realized gain/(loss) from investments*               (4,305,299)        1,644,876
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      (1,192,274)        1,985,554
---------------------------------------------------------------------------------------------------
                                                                      $  7,910,482     $ 16,347,935
---------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               97,016          257,197
  Reinvested distributions                                                  51,917           21,408
---------------------------------------------------------------------------------------------------
Total                                                                      148,933          278,605
---------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (138,465)        (130,017)
Net Increase/(Decrease) in Fund Shares                                      10,468          148,588
Shares Outstanding, Beginning of Period                                    402,756          254,168
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          413,224          402,756
---------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                             $  8,899,237     $ 13,827,066
  Proceeds from sales of securities                                      8,266,257        9,814,292
  Purchases of long-term U.S. government obligations                            --               --
  Proceeds from sales of long-term U.S. government obligations                  --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Mercury Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                 2001            2000            1999            1998            1997

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $      40.59    $      35.65    $      20.77    $      18.65    $      18.20
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .04             .03              --           (.01)           (.01)
  Net gain/(loss) on securities
   (both realized and unrealized)                         (17.05)            8.18           16.89            4.07            2.82
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (17.01)            8.21           16.89            4.06            2.81
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.03)              --              --              --           (.08)
  Dividends (in excess of net investment income)*              --              --              --           (.04)              --
  Distributions (from capital gains)*                          --          (3.27)          (2.01)          (1.90)          (2.28)
  Distributions (in excess of capital gains)*              (4.41)              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (4.44)          (3.27)          (2.01)          (1.94)          (2.36)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $      19.14    $      40.59    $      35.65    $      20.77    $      18.65
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (46.21)%          22.99%          86.02%          24.75%          17.07%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $  7,910,482    $ 16,347,935    $  9,059,883    $  2,368,077    $  1,971,049
Average Net Assets for the Period (in thousands)     $ 11,243,108    $ 15,903,790    $  5,258,427    $  2,103,414    $  2,045,901
Ratio of Gross Expenses to Average Net Assets(1)            0.89%           0.89%           0.93%           0.97%           0.98%
Ratio of Net Expenses to Average Net Assets(1)              0.88%           0.88%           0.91%           0.94%           0.96%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                      0.16%           0.08%         (0.39)%         (0.33)%           0.21%
Portfolio Turnover Rate                                       83%             71%             89%            105%            157%

(1) See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Mercury Fund  October 31, 2001

Notes to Schedule of Investments


 * Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Janus Mercury Fund  October 31, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Mercury Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2001, the Fund recorded distributions from affiliated investment companies as dividend income in the amounts of $27,008 and $805,829, in Janus Government Money Market Fund and Janus Money Market Fund, respectively.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Mercury Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                        Janus Mercury Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the fiscal year ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                  Fund
    Commissions                     Expense
       Paid*                       Reduction*                      DST Fees
--------------------------------------------------------------------------------
      $ 29,688                      $22,272                       $2,725,227
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Mercury Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

            Undistributed         Undistributed
            Net Investment         Net Realized          Paid-In
                Income           Gains and Losses        Capital
--------------------------------------------------------------------------------
              $(13,567)              $13,567                --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are as noted below:

Net Capital Loss     Federal Tax     Unrealized       Unrealized            Net
   Carryovers           Cost        Appreciation    (Depreciation)     (Depreciation)
--------------------------------------------------------------------------------------
$(4,096,152,918)   $9,278,763,770   $472,538,900   $(1,873,907,159)   $(1,401,368,259)
--------------------------------------------------------------------------------------

                                        Janus Mercury Fund  October 31, 2001  13

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Mercury Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Mercury Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Mercury Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Mercury Fund  October 31, 2001

Long-Term Capital Gain Designation (unaudited)


For federal income tax purposes, Janus Mercury Fund designated a capital gain dividend in the amount of $1,107,064,835, for the year ended October, 31, 2001.

                                        Janus Mercury Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                     MER48-12/01